July 19, 2006

Supplement

SUPPLEMENT DATED JULY 19, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY INCOME BUILDER FUND
Dated January 27, 2006

On July 17, 2006, shareholders of the Morgan Stanley Income Builder Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Balanced Growth Fund (‘‘Balanced Growth’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Balanced Growth and shareholders of the Fund would become shareholders of Balanced Growth, receiving shares of Balanced Growth equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Balanced Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about September 15, 2006. Between July 19, 2006 and the consummation of the Reorganization, the Fund will be closed to all purchases and exchanges into the Fund except for shares purchased pursuant to dividend reinvestment plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INBSPT2